AARON RENTS, INC.

           Incorporated under the laws of the state of Georgia
AR

Class A Common Stock                                           CUSIP 002535 30 0
                                             See Reverse for Certain Definitions

THIS CERTIFIES that





is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.50 PAR VALUE EACH, OF


AARON RENTS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

                                                    R. Charles Loudermilk, Sr.
Keith C. Grown                                         Chairman of the Board
                        Secretary                          and President

                                              Authorized Signature
Aaron Rents, Inc.
Corporate Seal
Georgia

Countersigned and Registered:
          TRUST COMPANY BANK
          (Atlanta, Georgia)                 Transfer Agent
By:                                          and Registrar

                           AARON RENTS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common   UNIF GIFT MIN ACT - ______Custodian ________
                                                       (Cust)           (Minor)
TEN ENT   - as tenants by the entireties

JT TEN    - as joint tenants with right                under Uniform Gifts to
            of survivorship and not as                 Minors Act _____________
            tenants in common                                        (State)

   Additional abbreviations may also be used though not in the above list.


For value received, _______________ hereby sell, assign and transfer unto


Please insert social security or other
identifying number of assignee

_______________________________________________________________________________

_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________

_______________________________________________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________


                                             __________________________________


NOTICE:   The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.